Exhibit 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of September 6, 2024 (the “Joinder Date”), is by and among Tercel Oilfield Products USA L.L.C., a Texas limited liability company (“Tercel”), Pride Energy Services, LLC, a Texas limited liability company (“Pride”), Top-Co Inc., an Alberta corporation (“Top-Co” and, together with Tercel and Pride, each an “Existing Borrower” and collectively, the “Existing Borrowers”), Innovex Downhole Solutions, LLC, a Delaware limited liability company formerly known as DQ Merger Sub, LLC (“Merger Sub”), Innovex International, Inc., a Delaware corporation formerly known as Dril-Quip, Inc. (“International”), and TIW Corporation, a Texas corporation (“TIW”, and together with Merger Sub and International, collectively the “New Borrowers” and each a “New Borrower”), the financial institutions which are now or which hereafter become a party to the Credit Agreement (as defined below) (collectively, the “Lenders” and each individually, a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, together with its successors and assigns in such capacity, “Agent”).

WHEREAS, Innovex Downhole Solutions, Inc., a Delaware corporation (“Innovex”), the Existing Borrowers, the Agent and the Lenders are parties to that certain Second Amended and Restated Revolving Credit, Term Loan, Guaranty and Security Agreement, dated June 10, 2022, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit, Term Loan, Guaranty and Security Agreement dated November 28, 2022, that certain Second Amendment to Second Amended and Restated Revolving Credit, Term Loan, Guaranty and Security Agreement and Limited Waiver dated April 3, 2023, that certain Third Amendment to Second Amended and Restated Revolving Credit, Term Loan, Guaranty and Security Agreement and Limited Consent dated as of December 15, 2023 and that certain Fourth Amendment to Second Amended and Restated Revolving Credit, Term Loan, Guaranty and Security Agreement and Limited Waiver dated as of June 28, 2024 (as may be further amended, amended and restated, joined, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement);

WHEREAS, prior to the consummation of the Dril-Quip Merger, Dril-Quip, Inc, a Delaware corporation, changed its name to Innovex International, Inc., a Delaware corporation, pursuant to a Certificate of Amendment to the Restated Certificate of Incorporation filed with the Delaware Secretary of State;

WHEREAS, pursuant to the terms of the Dril-Quip Merger, Innovex has merged with and into DQ Merger Sub, LLC, a Delaware limited liability company, with DQ Merger Sub, LLC, a Delaware limited liability company, as the surviving entity and a wholly owned subsidiary of International and DQ Merger Sub, LLC, a Delaware limited liability company, changed its name to Innovex Downhole Solutions, LLC, a Delaware limited liability company pursuant to a Certificate of Merger filed with the Delaware Secretary of State; and

WHEREAS, each of the New Borrowers desires to become a “Borrower” or “Pledgor”, as applicable, pursuant to the terms of the Credit Agreement and each of the Other Documents specified on Annex A hereto (collectively, the “Other Specified Documents”).

NOW THEREFORE, the New Borrowers and the Existing Borrowers hereby agree, jointly and severally, with the Agent and Lenders as follows:

A. Each New Borrower hereby jointly and severally, as a “Borrower” or “Pledgor”, as applicable, (i) joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement and each Other Specified Document (including, without limitation, as a “Pledgor” under that certain Second Amended and Restated Pledge Agreement, dated as of June 10, 2022, by and between the Existing Borrowers and the Agent (the “Pledge Agreement”)) to the same extent as if each New Borrower were an original signatory to the Credit Agreement and such Other Specified Documents (and as if the Credit Agreement and Other Specified Documents were executed and delivered on the Joinder Date), as applicable, with all of the rights, obligations, liabilities and duties of a “Borrower” or “Pledgor”, as applicable, under the Credit Agreement and the Other Specified Documents to which the New Borrowers are a party; (ii) makes on and as of the Joinder Date all of the representations and warranties set forth in the Credit Agreement and such Other Specified Documents; (iii) grants, assigns and pledges to Agent, for the benefit of itself and the Lenders, pursuant to the terms and provisions of Section 4 of the Credit Agreement, a continuing security interest in and Lien on all of its Collateral, free and clear of all Liens (other than Permitted Encumbrances); (iv) grants to Agent, for the benefit of itself and the Lenders, pursuant to the terms and provisions of Section 1 of the Pledge Agreement, a continuing security interest in and Lien on all of its “Collateral” (as defined therein), free and clear of all Liens (other than the Permitted Encumbrances); and (v) agrees that it is a direct obligor (and not a surety) under the Credit Agreement and the Other Specified Documents to which such New Borrower is a party. Without limiting the foregoing, each New Borrower agrees that it shall be jointly and severally liable with the Existing Borrowers for all liabilities and obligations, regardless of when they first arose under the Credit Agreement or any such Other Specified Document, and each New Borrower acknowledges and confirms that it has received a copy of the Credit Agreement, including the exhibits, schedules and other attachments thereto, and each Other Specified Document. For the avoidance of doubt, each New Borrower shall not be joined to (or become a party to or agree to comply with or be bound by) any Canadian Transaction Document.

B. The Schedules to the Credit Agreement are amended and restated and replaced in their entirety as set forth on the attached Exhibit A.

C. Existing Borrowers acknowledge and confirm (i) the joinder by New Borrowers to the Credit Agreement and the Other Specified Documents, (ii) that all of their respective obligations under the Credit Agreement and the Other Documents are, and, upon the New Borrowers becoming a “Borrower” or “Pledgor”, as applicable, under the Credit Agreement or otherwise becoming party to any Other Specified Document pursuant to the terms hereof, shall continue to be, in full force and effect, (iii) that the execution of this Agreement shall in no manner vitiate, impair or affect the Liens and security interests created and evidenced by the Credit Agreement and the Other Documents in effect as of the date of the Credit Agreement or otherwise created prior to the date hereof, (iv) that as of the date hereof, the term “Obligations,” as used in the Credit Agreement, shall include all Obligations of the New Borrowers under the Credit Agreement and each Other Specified Document, (v) each and every term and condition set forth in the Credit Agreement and the Other Specified Documents effective as of the date hereof and (vi) that upon and after the effectiveness of this Agreement, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Other Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as supplemented hereby; and (b) each reference in any Other Specified Document to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to such Other Specified Document, and each reference in the Credit Agreement or any Other Document to any Other Specified Document, “thereunder”, “therein”, “thereof” or words of like import referring to such Other Specified Document, shall mean and be a reference to such Other Specified Document as supplemented hereby. This Agreement shall be an Other Document for all purposes.

D. In furtherance of the foregoing, each New Borrower shall deliver to Agent on the date hereof, in form and substance reasonably satisfactory to Agent and its legal counsel, (i) a certificate certified by an Authorized Officer of the applicable New Borrower dated as of the date hereof including, as applicable, (A) its certificate of formation, operating agreement or other organizational documents, (B) the names of its officers, directors or attorneys-in-fact that are authorized to sign this Agreement and the Other Documents to which the applicable New Borrower is or will be a party to, together with specimen signatures and/or powers of attorney, as applicable, of such officers, directors or attorneys-in-fact, (C) evidence that the applicable New Borrower’s applicable governing body has duly adopted resolutions which authorize the execution, delivery and performance by the applicable New Borrower of this Agreement, the Credit Agreement and any Other Document to which it is or will be a party and (D) certificates of good standing (or equivalent documents) issued by the State of Texas or Delaware, as applicable, as of a recent date, and (ii) such other documentation as Agent may reasonably request, including, without limitation, any legal opinions or Other Documents.

E. The New Borrowers and Existing Borrowers shall satisfy each of the following post-closing covenants, in each case by no later than the date set forth below (or such later day as agreed to by Agent in its sole discretion):

(i) On or before five (5) Business Days after the Joinder Date, New Borrowers and Existing Borrowers shall deliver to the Agent (i) the original stock certificate no. 22 with respect to the Equity Interests of TIW Corporation, together with the original related undated stock power executed in blank and (ii) the original stock certificate with respect to the Equity Interests of Dril-Quip International LLC, together with the original related undated stock power executed in blank.

(ii) On or before ten (10) days after the Joinder Date, New Borrowers shall deliver to the Agent all insurance certificates in respect of the insurance policies of New Borrowers required to be delivered pursuant to Section 6.6 of the Credit Agreement.

(iii) On or before thirty (30) days after the Joinder Date, New Borrowers shall deliver to the Agent all insurance endorsements in respect of the insurance policies of New Borrowers required to be delivered pursuant to Section 6.6 of the Credit Agreement, including additional insured endorsements, lenders loss payable endorsements and notice of cancellation endorsements.

(iv) On or before thirty (30) days after the Joinder Date, New Borrowers and Existing Borrowers shall provide evidence to Agent that New Borrowers and Existing Borrowers and their respective Subsidiaries have filed all appropriate assignments or name changes, as applicable, to the applicable New Borrower or Existing Borrower or Subsidiary with the United States Patent and Trademark Office with respect to all registered Intellectual Property.

(v) On or before forty-five (45) days after the Joinder Date, the applicable New Borrowers and Existing Borrowers shall deliver a duly executed Intellectual Property Security Agreement with respect to the Intellectual Property subject to clause (iv) of this paragraph E to be properly filed with the United States Patent and Trademark Office.

(vi) On or before sixty-five (65) days after the Joinder Date, New Borrowers and Existing Borrowers shall have delivered to Agent either (i) evidence that New Borrowers have closed all existing accounts listed on Schedule 4.8(j) other than accounts maintained with PNC or (ii) deposit account control agreements for the existing accounts of New Borrowers listed on Schedule 4.8(j), other than accounts constituting Excluded Property.

F. This Agreement may be executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same instrument) and by facsimile or other electronic transmission, which signatures shall be considered original executed counterparts. Each party to this Agreement agrees that it will be bound by its own signature and that it accepts the signature of each other party, in each case as executed by electronic transmission.

G. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTION 12.3 AND 17.1 OF THE CREDIT AGREEMENT WITH RESPECT TO WAIVER OF JURY TRIAL, SUBMISSION TO JURISDICTION AND VENUE ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE PARTIES HERETO AGREE TO SUCH TERMS.

[The remainder of this page has been intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the Existing Borrowers, the New Borrowers and the Agent have caused this Agreement to be duly executed and delivered by its authorized officer as of the day and year first above written.

EXISTING BORROWERS:

TERCEL OILFIELD PRODUCTS USA L.L.C.

By:	/s/ Adam Anderson
Name:	Adam Anderson
Title:	Chief Executive Officer

TOP-CO INC.

By:	/s/ Adam Anderson
Name:	Adam Anderson
Title:	Chief Executive Officer

PRIDE ENERGY SERVICES, LLC

By:	/s/ Adam Anderson
Name:	Adam Anderson
Title:	Chief Executive Officer

[Signature Page to Joinder Agreement]

NEW BORROWERS:

INNOVEX DOWNHOLE SOLUTIONS, LLC (FORMERLY KNOWN AS DQ MERGER SUB, LLC)

By:	/s/ Adam Anderson
Name:	Adam Anderson
Title:	Chief Executive Officer

INNOVEX INTERNATIONAL, INC.
(FORMERLY KNOWN AS DRIL-QUIP, INC.)

By:	/s/ Adam Anderson
Name:	Adam Anderson
Title:	Chief Executive Officer

TIW CORPORATION

By:	/s/ Adam Anderson
Name:	Adam Anderson
Title:	Chief Executive Officer

[Signature Page to Joinder Agreement]

AGENT:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Ron Zeiber
Name: Ron Zeiber
Title: Senior Vice President

[Signature Page to Joinder Agreement]

ANNEX A

Other Specified Documents

1.	The Fourth Amended and Restated Revolving Credit Note, dated as of April 3, 2023, executed by Innovex and the Existing Borrowers in favor of PNC

2.	The Amended and Restated Revolving Credit Note, dated as of April 3, 2023, executed by Innovex and the Existing Borrowers in favor of U.S. Bank National Association

3.	The Third Amended and Restated Term Note, dated as of June 10, 2022, executed by Innovex, Tercel, and Top-Co in favor of PNC

4.	The Term Note, dated as of June 10, 2022, executed by Innovex, Tercel, and Top-Co in favor of U.S. Bank National Association

5.	The Second Amended and Restated Swing Loan Note, dated as of April 3, 2023, executed by Innovex and the Existing Borrowers in favor of PNC

6.	The Third Amended and Restated Pledge Agreement, dated as of September 6, 2024, among the Existing Borrowers and the New Borrowers.

7.	The Second Amended and Restated Fee Letter, dated as of May 9, 2022, among the Innovex, Tercel, and Top-Co, Agent and PNC Capital Markets LLC

8.	The Second Amended and Restated Trademark and Patent Security Agreement, dated as June 10, 2022, executed by the Existing Borrowers in favor of the Agent

9.	The Fee Letter, dated as of June 28, 2024, among the Existing Borrowers and PNC

EXHIBIT A

Amended and Restated Schedules to Credit Agreement

Intentionally Omitted.